EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Transdel Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, John Bonfiglio, Ph.D., the Chief Executive Officer of Transdel Pharmaceuticals, Inc., and John T. Lomoro, the Chief Financial Officer of Transdel Pharmaceuticals, Inc., each certifies that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 8, 2010

/s/ John Bonfiglio
John Bonfiglio, Ph.D.
Chief Executive Officer (Principal Executive Officer)

/s/ John T. Lomoro
John T. Lomoro
Chief Financial Officer (Principal Financial Officer)